SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

  Filed by the registrant  [x]
  Filed by a party other than the registrant [ ]

  Check the appropriate box:
  [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
  [x] Definitive proxy statement             Commission Only (as permitted
  [ ] Definitive additional materials        by Rule 14a-6(e)(2))
  [ ] Soliciting material pursuant to
      Rule 14a-11(c) or Rule 14a-12

                     GLOBAL BOULEVARD INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

 ------------------------------------------------------------------------

(Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

   [ ] No Fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

   (2) Form, schedule or registration statement no.:

   (3) Filing party:

   (4) Date filed:

                      GLOBAL BOULEVARD INTERNATIONAL, INC.
                              38820 N. 25TH AVENUE
                               PHOENIX, AZ  85086

                                                    August 21, 2000


Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of Global Boulevard International, Inc. (the "Company" or "GOBO") to be held at 9:00 a.m. local time on Sept. 5, 2000, at the offices of our corporate counsel, Thomas
C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106, Las Vegas, Nevada 89102for the following purposes:

The following notice of meeting identifies each business item for your action. These items and the vote the Board of Directors recommends are:


                          ITEM                            RECOMMENDED VOTE
                          ----                            ----------------
1. Election of one Director                                     FOR
2. Approval of a one for two reverse stock split                FOR
3. Ratification of G. Brad Beckstead as independent auditors    FOR


We have also included a proxy statement that contains more information about these items and the meeting.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help us plan for the meeting. You will need an admission card to attend the meeting, which you can obtain as follows:

If your shares are registered in your name, you are a share owner of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting.

If your shares are in the name of your broker or bank, your shares are held in street name. You will need to ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement with you to the meeting so that we can verify your ownership of Company stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All share owners can vote by written proxy card. And share owners may vote in person at the meeting, as described above.

                                           /s/ Georgios Polyhronopoulos
                                           ----------------------------
                                               Georgios Polyhronopoulos
Phoenix, Arizona
August 21, 2000

                   GLOBAL BOULEVARD INTERNATIONAL, INC..
                           38820 N. 25TH AVENUE
                            PHOENIX, AZ  85086

                 NOTICE OF ANNUAL MEETING OF SHARE OWNERS


TO THE OWNERS OF COMMON STOCK
OF GLOBAL BOULEVARD INTERNATIONAL, INC.

The Annual Meeting of Share Owners of Global Boulevard International, Inc., a Nevada corporation (the "Company" or "GOBO"), will be held at the offices of Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106, Las Vegas, Nevada 89102, on Sept. 5, 2000, at 9:00 a.m., local time. The purposes of the meeting are:

    1. To elect one Director to serve until the 2001 Annual Meeting of Share Owners,

    2. To approve a one for two reverse stock split of the Company's common stock,

    3. To ratify the appointment of G. Brad Beckstead, CPA as independent auditors of the Company to serve for the 2000 fiscal year, and

    4. To transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Directors set September 5, 2000, as the record date for the meeting. This means that owners of Company Common Stock at the close of business on that date are entitled to (1) receive notice of the meeting and (2) vote at the meeting and any adjournments or postponements of the meeting. We will make available a list of share owners of the Company as of the close of business on August 21, 2000, for inspection during normal business hours from August 21 through August 31, 2000, at the offices of Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106,
Las Vegas, Nevada 89102.  This list will also be available at the meeting.

                                      By Order of the Board of Directors

                                      Georgios Polyhronopoulos
                                      ------------------------------
                                      Title:   Chairman of the Board


Phoenix, Arizona
August 21, 2000

EACH SHARE OWNER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD. IF A SHARE OWNER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

                      GLOBAL BOULEVARD INTERNATIONAL, INC.
                           38820 N. 25TH AVENUE
                            PHOENIX, AZ  85086



                                                    August 21, 2000

                                PROXY STATEMENT
                      FOR ANNUAL MEETING OF SHARE OWNERS
                          TO BE HELD SEPTEMBER 5, 2000

The Board of Directors of Global Boulevard International, Inc. (the "Company" or "GOBO" ) furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at the 2000 Annual Meeting of Share Owners of the Company.

The meeting will be held at the offices of our corporate counsel, Thomas C. Cook, Esq., Thomas C. Cook and Associates, Ltd., 3110 South Valley View, Suite 106, Las Vegas, Nevada 89102, on Sept. 5, 2000, at 9:00 a.m., local time. The proxies also may be voted at any adjournments or postponements of the meeting.

A share owner can revoke a proxy by any one of the following three actions: giving written notice to the Company, delivering a later dated proxy or voting in person at the meeting.

The mailing address of the principal executive offices of the Company is:
38820 N. 25th Avenue, Phoenix, AZ 85086. The date on which this Proxy Statement and form of proxy are first being sent or given to share owners is August 21, 2000.

Below is a list of the different votes share owners may cast at the meeting pursuant to this solicitation.

    In voting on the election of one Director to serve until the 2000 Annual Meeting of Share Owners, share owners may vote in one of the two following ways:

     (1) in favor of the nominee,

     (2) withhold votes as to the nominee, or

   In voting on the approval of the one for two reverse stock split of the Company's common, and the ratification of the appointment of G. Brad Beckstead, CPA, as independent auditors, share owners may vote in one of the three following ways:

     (1) in favor of the proposal,

     (2) against the proposal, or

     (3) abstain from voting on the proposal.

Share owners should specify their choice for each matter on the enclosed form of proxy. If no instructions are given, proxies which are signed and returned will be voted FOR the election of all nominees, FOR the proposal to approve the one for two reverse stock split of the Company's common stock, and FOR the proposal to ratify the appointment of G. Brad Beckstead, CPA.

Directors will be elected by a plurality. All other proposals will require approval by a majority of the votes cast by the holders of the shares of Company Common Stock voting in person or by proxy at the meeting. Thus, abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote.

Only owners of record of shares of Company Common Stock at the close of business on August 21, 2000, are entitled to vote at the meeting or adjournments or postponements of the meeting. Each owner of record on the record date is entitled to one vote for each share of Company Common Stock held. On August 21, 2000, there were 11,999,000 shares of Company Common Stock issued and outstanding.

                           REVOCABILITY OF PROXIES

         Any stockholder giving a proxy pursuant to this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with Global Boulevard International, Inc. ("GOBO") at its principal executive offices at Global Boulevard International, Inc., 38820 N. 25th Avenue, Phoenix, AZ 85086, a duly executed proxy bearing a later date or by attending the special meeting and voting that stockholder's shares in person. Persons who holds GOBO's shares in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Company at its principal executive offices or by attending the special meeting and voting that legal ballot in person.

                                  SOLICITATION

         GOBO will bear the cost of soliciting proxies. In addition, GOBO will solicit shareholders by mail with the assistance of its regular employees and will ask banks and brokers, and other custodians, nominees and fiduciaries, to solicit those of their customers who have stock of GOBO registered in the names of those persons, and GOBO will reimburse them for their reasonable out-of-pocket costs. GOBO may use the services of its officers, directors and others to solicit proxies, personally or by e-mail, facsimile, telephone or other forms of communication, without additional compensation.

                           FORWARD-LOOKING STATEMENTS

         Certain statements in this proxy statement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. The assumptions reflected in these statements are subject to certain risks, uncertainties and other factors, including changes in general economic or business conditions, competition from others, the unavailability of any necessary intellectual property rights possessed by third parties, and certain of those risks described in GOBO's most recent report on Form 10-SB filed with the Securities and Exchange Commission.

                                ITEM NUMBER ONE

                             ELECTION OF DIRECTOR

BOARD OF DIRECTORS

RECOMMENDATION OF THE BOARD OF DIRECTORS CONCERNING THE ELECTION OF DIRECTOR

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR JAMES W. MCCABE, JR AS DIRECTOR TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING OF SHARE OWNERS AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NOMINEE UNLESS SHARE OWNERS SPECIFY
A CONTRARY CHOICE IN THEIR PROXY.

                  NOMINEES FOR ELECTION TO TERM EXPIRING 2001
-----------------------------------------------------------------------------

                 James W. McCabe, Jr.
                 Naples, Florida                         Age 54

Work History:

1968-1969 Marine Corp, commissioned 2nd Lt. at graduation.
1972 - Hired by Ross Perot for Dupont upon release from Marine Corp.
1973 - Declined job with Ross Perot
1973 - Independent contractor San Salvador, Purchased and flew WWII fighter aircraft.
1974 - Tennis Professional, T Bar M I New Braunfels, Texas; April Sound
       in Conroe, Texas; Palmetto Dunes in Hilton Head, SC.
1975 - Tennis Professional at Sawgrass Country Club in Pointe Vedra
       Beach, Florida
1976-77 - Tennis Professional at the Bolles School and Clayhill Racquet
          Club in Jacksonville, Florida
1977-79 - Instructor Pilot for Bell Helicopter International in Esfahan,
          Iran.
1979-81 - Founded McCabe Petroleum Corporation, San Antonio, Texas.
1981 - Founded San Anco Engergy Corporation, a public corporation, and acquired assets of McCabe Petroleum in San Antonio, Texas.
1986 - Acquired effective control of SanAnco Energy Corporation
1988 - Met with principles of Sidewinder Operating Company and acquired license from Sidewinder to their patented short radium drilling technology and formed HCM/His with partner James Hughes to utilize license, Tulsa, OK.
1989 - Off made by Sidewinder to Mr. McCabe and Hughes to acquire patents,
       Tulsa, OK.
1990 - Acquired patents to Sidewinder technology with loan from S.G. Warburg and formed Sidewinder Tools Corporation. Changed name of HCM/HIS to Directional Drilling Systems, Tulsa, OK.
1990 - Warburg and his associates file a law suite against Mr. McCabe and Hughes three weeks after closing acquisition, in an effort to take Control of the ownership in Sidewinder, Tulsa, OK.
1990-94 - Federal litigation over Sidewinder as Mr. McCabe and Hughes operate under Directioinal Drilling Systems as a horizontal drilling service company. Tulsa, OK.

1994 - Events bring litigation to a close with both sides releasing all claims and counterclaims. Amoco found to be an additional party in the lawsuit. Settlement with Amoco and Mr. McCabe and Hughes obtain the rights to various patented technologies of Amoco. Patent to short radius horizontal drilling issued to Maverick Took Company, owned by Mr. McCabe, for new short radius drilling tool.
1995 - With Amoco technologies as well as Sidewinder patents change name of
       Directional Drilling Systems to Vector Drilling Company.
1996 - Mr. McCabe moves to Naples, Florida and acquires all of Mr. Hughes interest in Vector Drilling Company and changes name to Vector Horizontal Resource, LC, Naples, Florida.
1997 - Vector joint ventures with public company, Cronus Corporation.
       Cronus asks Mr. McCabe to serve as President of the Company, to better organize the company, and bring JV oil and gas assets in Louisiana on line.
1998 - Mr. McCabe resigns as President from Cronos as Louisiana project is completed. Also, he move Vectors field operation from Louisiana to Oklahoma.
1999 - Mr. McCabe purchases Nowata, Oklahoma oil field and moves field office to Nowata, OK, with administrative offices in Naples, Florida. 2000 - Continues to develop the Nowata oil field, under the Vector Horizontal
       Resources.

Education:  Graduated, 1963, The Bolles School, Jacksonville, Florida
            Graduated, 1967 w/BA, Trinity University, San Antonio, Texas


                               ITEM NUMBER TWO

APPROVE A ONE FOR TWO REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.

The Company currently has issued and outstanding 11,999,000 shares of its common stock as of July 31, 2000. The Company has none of its Preferred Stock issued nor outstanding as of July 31, 2000. The reverse stock split with reduce the number of issued and outstanding common shares to: 5,999,500 shares.

The principal reasons why management recommends a two for one reverse stock split are to increase the effective marketability of GOBO's common stock to institutional buyers and to enhance the liquidity of the common stock so that GOBO can better access capital markets.

Assuming the Reverse Stock Split is approved by the stockholders, stockholders will be required to exchange their stock certificates for new certificates representing the shares of Common Stock after giving effect to the Reverse Stock Split. Stockholders will be furnished with the necessary materials and instructions for the surrender and exchange of stock certificates at the appropriate time by the Company's transfer agent. Stockholders will not be required to pay a transfer or other fee in connection with the exchange of certificates. STOCKHOLDERS SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO.

          FEDERAL INCOME TAX CONSEQUENCES OF REVERSE STOCK SPLIT

The following description of Federal income tax consequences is based upon the Internal Revenue Code of 1986, as amended, the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, brokers-dealers or insurance companies). Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

The exchange of shares of Common Stock for shares of Common Stock after giving effect to the Reverse Stock Split will not result in recognition of gain or loss. The holding period of the shares of new Common Stock will include the stockholder's holding period for the shares of Common Stock exchanged therefor, provided that the shares of Common Stock were held as a capital asset. The adjusted basis of the shares of new Common Stock will be the same as the adjusted basis of the shares of Common Stock exchanged therefor.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THE APPROVAL OF A ONE FOR TWO REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.



                               ITEM NUMBER THREE

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS



The Board of Directors of the Company, has appointed the firm of G. Brad Beckstead to serve as independent auditors of the Company for the fiscal year ending December 31, 2000, subject to ratification of this appointment by the share owners of the Company. G. Brad Beckstead, CPA has served as independent auditors of the Company for past year and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast by the holders of the shares of Company Common Stock voting in person or by proxy at the Annual Meeting of Share Owners. If the share owners should not ratify the appointment of G. Brad Beckstead, CPA, the Board of Directors will reconsider the appointment.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF G. BRAD BECKSTEAD, CPA AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 2000 FISCAL YEAR. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE PROPOSAL UNLESS SHARE OWNERS SPECIFY A CONTRARY CHOICE
IN THEIR PROXIES.

                           PROXY PROCEDURE AND
                        EXPENSES OF SOLICITATION

The Company will hold the votes of all share owners in confidence from the Company, its Directors, officers and employees except: (1) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (2) in case of a contested proxy solicitation; (3) if a share owner makes a written comment on the proxy card or otherwise communicates his/her vote to management; or (4) to allow the independent inspectors of election to certify the results of the vote. The Company will also continue, as it has for many years, to retain an independent tabulator to receive and tabulate the proxies and independent inspectors of election to certify the results.

Directors, officers and employees of the Company may also solicit proxies by mail, telephone and personal contact. They will not receive any additional compensation for these activities.


                                  ITEM NUMBER 4

                                 OTHER BUSINESS

         As of the date of this proxy statement, the only business which the board of directors intends to present and knows that others will present at the special meeting is that herein set forth. Management does not know of any items other than those referred to in the accompanying Notice of Annual Meeting of Share Owners which may properly come before the meeting or other matters incident to the conduct of the meeting. If any other matter is properly brought before the special meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed and delivered to share owners by its authority.


                                  Georgios Polyhronopoulos
                                  ----------------------------------
                                  CHAIRMAN OF THE BOARD OF DIRECTORS

Dated:   August 21, 2000

THE ANNUAL REPORT TO SHARE OWNERS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, WHICH INCLUDES FINANCIAL STATEMENTS, HAS BEEN MADE AVAILABLE TO SHARE OWNERS OF THE COMPANY. THE ANNUAL REPORT DOES NOT FORM ANY PART OF THE MATERIAL FOR THE SOLICITATION OF PROXIES.

                               PROXY CARD
                               ----------

                   GLOBAL BOULEVARD INTERNATIONAL, INC.
                     ANNUAL MEETING OF STOCKHOLDERS

                   THIS PROXY IS SOLICITED ON BEHALF OF
                         THE BOARD OF DIRECTORS

         The undersigned stockholder of Global Boulevard International, Inc. ("GOBO") hereby revokes all previous proxies, acknowledges receipt of the notice of special meeting of stockholders to be held on September 5, 2000, and the related proxy statement, and appoints Georgios Polyhronopoulos, as proxies of the undersigned, with full power of substitution to vote all shares of GOBO's common stock that the undersigned is entitled to vote at a special meeting of stockholders to be held at 9:00 a.m. local time on Sept. 5, 2000, at the offices of the company's corporate counsel, Thomas C. Cook, Esq, 3110 S. Valley View, Suite 106, Las Vegas, Nevada, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.


  1. To elect one Director, James W. McCabe, Jr., to serve until the 2001 Annual Meeting of Share Owners,

                  FOR [ ]           WITHHOLD [ ]

  2. To approve a one for two reverse stock split of the Company's common stock,

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

  3. To ratify the appointment of G. Brad Beckstead, CPA as independent auditors of the Company to serve for the 2000 fiscal year,

                  FOR [ ]           AGAINST [ ]         ABSTAIN [ ]

  4. To transact such other business as may properly come before the special meeting and any adjournment or adjournments thereof.

      The board of directors recommends you vote "FOR" the above proposals.

      This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.

                         (Continued on the other side.)

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


       Please print the shareholder name exactly as it appears on this proxy.
If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                               Dated: ____________, 2000


                                               ---------------------------------
                                               (Print Name)


                                               ---------------------------------
                                               (Authorized Signature)


    I plan to attend the special meeting in person:

                                    [ ]   Yes

                                    [ ]   No